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                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                               December 10, 1995
            --------------------------------------------------------
                       (Date of earliest event reported)


                              HOGAN SYSTEMS, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      0-12317                75-1558550
--------------------------------------------------------------------------------
  (State or other jurisdiction          (Commission            (IRS Employer
of incorporation or organization)      File Number)              ID No.)


       5080 Spectrum Drive, Suite 400E
       Dallas, Texas                                                75248
-------------------------------------------------------------------------------
       (Address of principal executive offices)                   (Zip Code)


                                 (214) 386-0020
            --------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
            --------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


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Items 5.  OTHER EVENTS.

          On December 10, 1995, the Registrant signed a definitive agreement to merge with The Continuum Company, Inc. On December 11, 1995 the Registrant and The Continuum Company, Inc. issued a joint press release describing the transaction. The Registrant hereby incorporates by reference the Agreement and Plan of Merger attached hereto as Exhibit 2.1 and the press release attached hereto as Exhibit 99.1, each made a part hereof, into this Item 5.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits:

                 2.1 Agreement and Plan of Merger dated December 10, 1995 by and among Hogan Systems, Inc., The Continuum Company, Inc. and Continuum Acquisition Corporation

                99.1    Press Release, dated December 11, 1995


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      HOGAN SYSTEMS, INC.


                                      By:  /s/  David R. Bankhead
                                          -----------------------------
                                          David R. Bankhead
                                          Senior Vice President and
                                          Chief Financial Officer


Dated:  December 12, 1995


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                                 EXHIBIT INDEX


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

Exhibit                                                                    Page
-------                                                                    ----
 2.1 Agreement and Plan of Merger dated December 10, 1995 by and among Hogan Systems, Inc., The Continuum
               Company, Inc. and Continuum Acquisition Corporation

99.1           Press Release dated December 11, 1995



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